Deconsolidation of Subsidiaries	12 Months Ended
Jun. 30, 2024
Deconsolidation of Subsidiaries
Deconsolidation of Subsidiaries
4.	Deconsolidation of Subsidiaries

On May 7, 2024, the Company and Equinor TDI Holdings LLC (“Equinor”), a Delaware limited liability company, entered into an agreement (the “Agreement”), in which Equinor acquired interests in two Standard Lithium wholly-owned subsidiaries, one of which holds Standard Lithium’s South West Arkansas Project (“SWA Lithium”) and the other holds the East Texas properties (“Texas Lithium”) (collectively, the “Joint Ventures”). Pursuant to the terms of the Agreement, Equinor acquired a 45% interest in each of the former subsidiaries, and the Company retained a 55% interest for an initial cash payment of US$30 million to Standard Lithium and the commitment to invest an additional US$130 million as follows:

●	Equinor to solely fund the first US$40 million and $US20 million of development costs for SWA Lithium and Texas Lithium, respectively, after which all additional capital expenditures would be funded on a pro-rata basis and
●	Standard Lithium will receive US$40 million in milestone payments associated with SWA Lithium and US$30 million in milestone payments associated with Texas Lithium subject to final investment decisions being made by certain dates (“Financial asset – FID”).

The Company has assessed the nature of the Agreement and determined its investments in SWA Lithium and Texas Lithium to be joint ventures. The Agreement indicates joint control over each joint venture as both parties are required to act together to direct relevant activities and significant decisions regarding SWA Lithium and Texas Lithium require unanimous consent from both parties. However, the Company has retained operatorship, and manages day-to-day decision making. The Company deconsolidated SWA Lithium and Texas Lithium and accounted for the Company’s investment in SWA Lithium and Texas Lithium under the equity method as the deconsolidated companies are now jointly controlled under a joint venture arrangement. Under this accounting method, the Company’s initial recognition of the investment was at fair value. Subsequently, the investment will be adjusted for the Company’s share of net income or loss and contributions paid, net of any dividends or distributions received.

The following table summarizes the fair values of the proceeds received and net assets contributed at carrying value to the SWA Lithium and Texas Lithium joint ventures, and gain on deconsolidation:

	SWA Lithium	Texas Lithium	Total
Fair value consideration received	$20,558	$20,558	$41,116
Financial asset – FID (1)	37,986	26,008	63,994
Fair value of investment	130,209	71,287	201,496
Currency translation differences reclassified to net income (loss) (2)	897	622	1,519
Less: net assets	(41,273)	(40,434)	(81,707)
Gain on deconsolidation of subsidiaries	$148,377	$78,041	$226,418
(1)	The financial asset is comprised of future payments to be received by the Company in connection with the Joint Venture agreements. The receipt of these payments is contingent upon meeting certain milestones. The financial asset is accounted for at fair value. Refer to Note 15 for further information regarding the fair value.
(2)	The cumulative translation adjustment of $1,519 previously recorded to other comprehensive income was reclassified to profit and loss at the time of disposal of the foreign subsidiaries and has been included in the calculation of the total gain on deconsolidation of subsidiaries.

From May 7, 2024 to June 30, 2024, Standard Lithium’s investments in SWA Lithium and Texas Lithium have been accounted for using the equity method.